Exhibit 99.1

AmeriServ Financial Reaches Cooperation Agreement with Significant Shareholder SB Value Partners, L.P.

JOHNSTOWN, Pa., April 22, 2024--(BUSINESS WIRE)--AmeriServ Financial, Inc. (NASDAQ: ASRV) (“AmeriServ” or the “Company”) today announced that it has reached a cooperation agreement (“Cooperation Agreement”) with SB Value Partners, L.P. (“SBV”), which owns approximately 7.7% of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”).

Under the Cooperation Agreement the Company, including members of AmeriServ’s senior management and other designated members of the Company’s Board of Directors (the “Board”), and SBV will regularly consult regarding the Company’s financial performance metrics, business development and other similar matters. In addition, the Company and SBV will actively engage in substantive collaborative discussions designed to promote performance improvement and enhance the Company’s value, subject in all events to input from and approval by the Board.

“We are pleased to have reached this Cooperation Agreement with SBV and appreciate the constructive dialogue we have had with them,” said J. Michael Adams, Jr., AmeriServ’s Chairman of the Board. “Our Board, which includes directors with a broad range of relevant skills and experience, is always open to the views of our shareholders – and this formalized structure with significant shareholder SBV is a testament to that commitment. We remain focused on the execution of our strategy as we continue enhancing value for shareholders, customers, employees and the communities we serve.”

“Our 30 years of community banking experience lead us to believe that AmeriServ is a unique combination of niche businesses, significant bank assets and large Wealth Management AUM (Assets Under Management),” said Scott Barnes, Managing Partner of SBV. “We appreciate the Company’s open and transparent engagement with us and look forward to our mutual discussions regarding increased financial performance and responsible asset growth to benefit all stakeholders and shareholders alike.”

Pursuant to the Cooperation Agreement, SBV has agreed to vote its shares of Common Stock in favor of all of the Board’s nominees and support all of the Board’s recommended proposals at each annual or special meeting of shareholders of the Company held during the term of the Cooperation Agreement (subject to exceptions with respect to proposals that could reasonably be expected to result in an extraordinary transaction described in the Cooperation Agreement). SBV has also agreed to customary standstill, voting and other provisions. The complete Cooperation Agreement between the Company and SBV will be included on the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”).

About AmeriServ Financial, Inc

AmeriServ Financial Inc., is the parent of AmeriServ Financial Bank and AmeriServ Trust and Financial Services Company. The company’s subsidiaries provide full-service banking, commercial and consumer lending, and wealth management services in southwestern Pennsylvania and the Hagerstown region of Maryland. As of March 31, 2024, the company had total assets of $1.4 billion. AmeriServ Financial, Inc. is publicly traded on the NASDAQ stock exchange under the symbol ASRV. For more information, visit www.ameriserv.com.

About SB Value Partners, L.P.

SB Value Partners, L.P. (“SBV”) provides transparent portfolio advisory services and FinTech investing to community financial institutions across the country and specializes in assisting these institutions to generate additional ROA and ROE from their investment portfolios. Founded in January 2000, SBV has grown to advise over $3.3 billion of community investment portfolios and $411 million directly for banks and its customers.

Important Additional Information

The Company intends to file a proxy statement and a GOLD proxy card with the SEC in connection with the Company’s 2024 annual meeting of shareholders (the “Annual Meeting”). SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING GOLD PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.ameriserv.com/sec-filings/documents.

Participant Information

The Company, its directors and certain of its executive officers (as set forth below) are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections entitled “Executive Compensation” and “Compensation of Directors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 27, 2024 (the “2023 Form 10-K”), commencing on pages 115 and 126, respectively, and available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section entitled “Security Ownership of Directors and Management” in the Company’s proxy statement on Schedule 14A filed on April 26, 2023 on pages 15–16 and available here, and as updated in the filings referenced in the table below. Supplemental information regarding their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.ameriserv.com/sec-filings/documents or through the SEC’s website at www.sec.gov. Information can also be found in the 2023 Form 10-K. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section entitled “Security Ownership of Directors and Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC.

Directors(1)
Name	Ownership	Date of Filing	Filing Type	Hyperlink
J. Michael Adams, Jr. (Chairman)	152,438(2)	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Richard W. Bloomingdale (Vice Chairman)	9,919	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Amy Bradley	14,098	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Directors(1)
Name	Ownership	Date of Filing	Filing Type	Hyperlink
David J. Hickton	4,998	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Kim W. Kunkle	214,413(3)	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Margaret A. O’Malley	357,328	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Daniel A. Onorato	33,502	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Mark E. Pasquerilla	486,237(4)	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Jeffrey A. Stopko (President and Chief Executive Officer)	164,189	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

Certain Executive Officers(1)
Name	Ownership	Date of Filing	Filing Type	Hyperlink
Michael D. Lynch (Executive Vice President, Chief Financial and Investment Officer and Chief Risk Officer)	35,332	03/27/2024	Form 10-K	https://www.sec.gov/ix?doc=/Archives/edgar/data/707605/000155837024004100/asrv-20231231x10k.htm

(1) The business address for each of the “participants” set forth in the tables above is c/o AmeriServ Financial, Inc., P.O. Box 430, Johnstown, Pennsylvania 15907-0430.

(2) Includes 23,897 shares of the Company’s common stock held in a voting trust for the benefit of Mr. Adams’ parents, of which Mr. Adams serves as voting trustee, and 50 shares of the Company’s common stock held on behalf of Mr. Adams’ minor child.

(3) Includes 67,390 shares of the Company’s common stock held by Laurel Holdings, Inc, of which Mr. Kunkle is an officer. With respect to each, Mr. Kunkle has voting and investment power.

(4) Includes 287,150 shares of the Company’s common stock held by Pasquerilla Enterprises LP, of which Mr. Pasquerilla is the sole member of its general partner, and has the power to vote such shares, and 125,500 shares of the Company’s common stock held by Marenrico Partnership, of which Mr. Pasquerilla is one of the partners and has the power to vote such shares. 125,500 shares held by Marenrico Partnership and 287,150 shares held by Pasquerilla Enterprises LP are separately pledged to financial institutions.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s current views and expectations about new and existing programs and products, relationships, opportunities, technology, market conditions, dividend program, and future payment obligations. These statements may be identified by such forward-looking terminology as “continuing,” “expect,” “look,” “believe,” “anticipate,” “may,” “will,” “should,” “projects,” “strategy,” or similar statements. Actual results may differ materially from such forward- looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, unanticipated changes in the financial markets, the level of inflation, and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; competition levels; loan and investment prepayments differing from our assumptions; insufficient allowance for credit losses; a higher level of loan charge-offs and delinquencies than anticipated; material adverse changes in our operations or earnings; a decline in the economy in our market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume or an inability to close loans currently in the pipeline; changes in laws and regulations; adoption, interpretation and implementation of accounting pronouncements; ability to successfully execute the Earnings Improvement Program and achieve the anticipated benefits in the amounts and at times estimated; operational risks, including the risk of fraud by employees, customers or outsiders; unanticipated effects to our banking platform; expense and reputational impact on the Company as a result of litigation and other expenses related to the continuing activities of an activist shareholder; and the inability to successfully implement or expand new lines of business or new products and services. These forward-looking statements involve risks and uncertainties that could cause AmeriServ’s results to differ materially from management’s current expectations. Such risks and uncertainties are detailed in AmeriServ’s filings with the SEC, including our 2023 Form 10-K. Forward-looking statements are based on the beliefs and assumptions of AmeriServ’s management and on currently available information. The statements in this press release are made as of the date of this press release, even if subsequently made available by AmeriServ on its website or otherwise. AmeriServ undertakes no responsibility to publicly update or revise any forward-looking statement.

Contacts

Longacre Square Partners
Joe Germani / Aaron Rabinovich, 646-277-8813

jgermani@longacresquare.com / arabinovich@longacresquare.com